UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2006, James J. Krejci was appointed as the Chief Executive Officer of Lifevantage Corporation (the "Company"). Mr. Krejci has been a member of the Company's Board of Directors since April 2005 and the Vice Chairman of the Board of Directors since October 2006. The Company has entered into a verbal agreement with Mr. Krejci regarding his employment as the Company's Chief Eexcutive Officer. The Company will pay Mr. Krejci an annual salary of $185,000, plus a discretionary bonus. In addition, the Company has granted Mr. Krejci options to purchase 1,000,000 shares of the Company's common stock for $0.61 per share. 250,000 of Mr. Krejci's options vested on December 21, 2006 and the remaining 750,000 will vest as follows: 250,000 on December 21, 2007, 250,000 on December 21, 2008, and 250,000 on December 21, 2009.

Since June 2006, Mr. Krejci has served as President and Chief Executive Officer of CheckAwards Corporation, a provider of promotional and reward programs. From July 2004 to June 2006, Mr. Krejci served as the Managing Director of the Epilepsy Foundation of Colorado. From July 2003 until July 2004, he served as Managing Director for the American Diabetes Association, and as its Area Director from July 2001 until July 2003. From September 1998 to July 2002, Mr. Krejci was the CEO and Chairman of Comtec International, Inc., a specialized mobile radio telecommunications company.

On December 20, 2006, Dr. Larry Gold resigned from the Company's Board of Directors and from the Science Committee and Scientific Advisory Board of the Board. Dr. Gold's letter of resignation, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, includes his description of the circumstances related to his resignation.

On December 22, 2006, William L. Lister resigned from the Company's Board of Directors for personal reasons, as well as from the Science, Marketing, and Compensation Committees of the Board.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Letter dated December 20, 2006 from Dr. Larry Gold to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

December 27, 2006	By:	James J. Krejci

Name: James J. Krejci
Title: CEO

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Exhibit Index

Exhibit No.	Description

99.1	Letter dated December 20, 2006 from Dr. Larry Gold to the Company.